UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 4, 2008

PGT, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52059	20-0634715
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1070 Technology Drive, North Venice, Florida, 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 4, 2008 at 5:00 p.m., Eastern Daylight Time, PGT, Inc. (the "Company") completed its previously announced rights offering. As a result of the rights offering, the Company will issue 7,082,687 shares of common stock, par value $0.01 per share, at a subscription price of $4.20 per share, to holders of record as of the close of business on August 4, 2008, who exercised their rights pursuant to the basic and over-subscription privileges. The gross proceeds from the rights offering of approximately $29.7 million, less fees and expenses incurred in connection with the rights offering and the Company's recent amendment of its Credit Agreement, will be used by the Company to repay a portion of the outstanding indebtedness under the Credit Agreement.

A copy of the press release announcing the completion and results of the rights offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Forward-Looking Statements

Statements in this report and the exhibits hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions, or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to PGT, Inc. on the date this release was submitted. PGT, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company's revenues and operating results being highly dependent on, among other things, the homebuilding industry, aluminum prices, and the economy. PGT, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in Part 1, "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 29, 2007 (File No. 000-52059) filed with the United States Securities and Exchange Commission. Consequently, all forward-looking statements in this report and the exhibit hereto are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, Inc.

	By:	/s/ MARIO FERRUCCI III
Name: Mario Ferrucci III
Title: Vice President and General Counsel
Dated: September 8, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of PGT, Inc., dated September 8, 2008.